Exhibit 10.2

DOMICILE AGREEMENT

between

Landolt Steuer- & Unternehmensberatung AG
Grossmatt 6, 6052 Hergiswil NW, Switzerland

(hereinafter called "Lessor")

and

BioLingus IP GmbH
Grossmatt 6, 6052 Hergiswil NW, Switzerland

(hereinafter called "Lessee")

regarding

BioLingus IP GmbH, Grossmatt 6, 6052 Hergiswil NW, Switzerland

---

Premise

WHEREAS, the Lessee intends to establish a Company with its office at Grossmatt 6 in 6052 Hergiswil NW, Switzerland.

WHEREAS, the Lessor is represented by Mr Robert Landolt, who has the sufficient authority and faculties to execute this agreement.

WHEREAS, the intended Name of the Swiss Company shall be BioLingus IP GmbH (hereinafter called "the Company")

WHEREAS, the Lessee intends to have the office of the Company at the premises of the Lessor, Grossmatt 6 in 6052 Hergiswil NW, Switzerland, and therefore will lease premises at this address and the Lessor intends to give a shared office to the Company at his address according to the terms and conditions as set forth in this agreement.

Visa:

Domicile Agreement 2

THEREFORE, the parties agree on the following:

1. The Lessor leases to the Lessee a shared furnished office at Grossmatt 6 in 6052 Hergiswil NW, Switzerland, exclusively for business use

2. The access to the office is guaranteed 7 days a week and 24 hours by an electronic door system with an access code given to the Lessee. The Lessee has in these offices his own lockable cupboard to be opened by the key given to him at his first working day in the office

3. The lease of the premises starts on 01.07.2014.

4. This Agreement shall remain in force for an indefinite period. It can be terminated by any of the parties at any time at the end of each month by giving two months' notice in advance

5. The monthly rent amounts to CHF 150 including incidental costs. The rent is payable annually on the 1st of January of each year. The first year will be from 01.07.2014 until 31.12.2014. The payment will be transferred to the account appointed by the Lessor

6. The above-mentioned rent can be adjusted for the first time per 01.01.2016 by written consent of both parties

7. Included in the monthly rent is the use of an assigned shared office, a meeting room for board meetings, annual meetings or other local meetings, the use of infrastructure (toilet, kitchen, coffee machine, etc.) and the regular postal fees

8. Not included in the monthly rent are any initial third party costs like installation and connecting of a telephone line and the monthly telephone charge of the telephone provider (approx. CHF 30) will be paid by the Lessee. Not included are also any third party costs for the company like nameplates at the entrance of the office building if requested by the company and courier service fees for special postal services?

9. Any notice, request, instruction or other documents to be given hereunder by a party shall be delivered at the address listened below.

   LESSOR:
   Landolt Steuer- & Unternehmensberatung AG
   Grossmatt 6
   6052 Luzern
   Switzerland

   LESSEE:
   BioLingus IP GmbH
   Grossmatt 6
   6052 Hergiswil NW
   Switzerland

Visa:

Domicile Agreement 3

8. Disputes arising in connection with this agreement are governed by Swiss law. The Parties concerned stipulate the competent Court of the Canton of Hergiswil NW.

Hergiswil NW, June 26th, 2014

The Lessor:

....

Landolt Steuer- & Unternehmensberatung AG
Represented by:
Robert A. Landolt

The Lessee:

....

BioLingus IP GmbH
Represented by:
Yves Decadt

SWITZERLAND

INNOVATION

PARK BASEL AREA

SUBLEASE AGREEMENT

1. Contracting parties

Lessor	Switzerland Innovation Park Basel Area AG
Gewerbestrasse 24, 4123 Allschwil
MWST-Nr: CHE-186.319.039 MWST

Represented by	Christof Klöpper
Saskia Cecchi

Lessee	Biolingus
Grossmatt 6, 6052 Hergiswil

represented by	Yves Decadt, CEO

2. Rental Object

1 The Lessor provides the Lessee with the following rental properties:

Object location	Object and purpose of use	CHF per year	CHF per month
Gewerbestrasse16, 4123 Allschwil,3rd floor	Laboratories 1603017, 1603019, 1603020, 1603021, 1603022, 1603023, 1603024 / Laboratory activity	105’487 20	8’790.60
Gewerbestrasse16, 4123 Allschwil,3rd floor	Office 1603003, 1603006 I Office activity	18’126.00	1’510.50
	Total Net rent	123’613.20	10’301.10
Heating and service charge rent		21’163.45	1’763.62
	MWST7.7%	11’147.80	928.98
	Total Gross rent	155’924.45	12’993.70

2 The location of the Leased Premises is shown on the plans attached to this Lease as an integral part thereof.

3 The purpose of use stated above is binding. The lessee may only change the use or purpose with the written consent of the lessor.

4The rent includes the rights of joint use and services listed below in accordance with Art. 4.

5 The rent is to be paid monthly in advance (the first day of the month is considered the expiration date)

SWITZERLAND INNOVATION

PARK BASEL AREA

6 The above rent is based on a reference interest rate of currently 1.5% and a score of the national consumer price index (basis December 2015 = 100 points) of 101.7 points (December 2019). The above-mentioned rent is considered as minimum rent and can never be undercut in case of adjustments during the lease.

7 The statutory VAT rate of currently 7.7% shall apply; the taxable lessor has made use of the option of opting for open display of the VAT on the rent. In the event of changes in the VAT rate, the Lessor shall be entitled to notify the Lessee of the resulting adjustment of the rent in the form prescribed by law, currently by means of an official form, as of the effective date of the new VAT rate.

8 If the option lapses during the term of the agreement for reasons for which the lessee is responsible, the Lessor is entitled to charge the lessee any own consumption tax owed as a result of the change in use. Likewise, the lessee undertakes to pay any own consumption tax and any other costs if the lease is terminated prematurely, i.e., extraordinarily, for reasons for which the lessee is responsible and this results in the loss of the option.

3. Rental start / rental period

The lease commences on 01.02.2020. From this date the lessee owes the rent defined in Art 2. The lease ends on 31.12.2022 without notice. During the rental period, the rental agreement can be terminated in writing at the end of a month, subject to a notice period of six months.

4. Sharing and services

1 The sharing of the following areas and the right to the following services of the Lessor are included in the rent (applies explicitly only to ticked items, additional services are to be paid separately)

Shared use	Services
☒ Lift and stairs	☒ LAN /WLAN
☒ Toilet facilities at the object location	☒ Multifunction printer and shredder
☒ Meeting area and kitchen	☒ Conference Telephony
☒ Meeting room	☒ Reception service (mail, reception at headquarters)
☐ Other:	☒ Community Manager and Community Events
☐ Other:

2 The Lessee shall be provided with furniture for use in the offices and laboratories during the rental period. The use of the furniture is also included in the rent.

SWITZERLAND INNOVATION

PARK BASEL AREA

3 The Lessee undertakes to handle the leased property with care, as well as the areas used and any furniture provided. The Lessee shall pay for any damage to the furniture caused by him or his employees or third parties called in by him, irrespective of the amount of the costs. Repairs or replacement of furniture may only be ordered by the lessor.

5. Incidental and operating costs

1 The agreed net rent does not include any ancillary and operating costs. The parties agree that the following costs are to be paid additionally by the Lessee, with a separate settlement being made annually considering the payments on account made by the Lessee:

Service charges rental property:

- Heating, cooling, ventilation, air conditioning

- Cold water, hot water, groundwater, rainwater, wastewater

- Energy payers, measuring devices

- Energy management (payer evaluations, VHKA by external company)

- Water treatment

- Sewerage system (pipe network, pump sump, grease separator, etc.)

- Electricity in general, Emergency power equipment

- Electricity (if no direct billing by the electricity supplier)

- TV and radio reception, means of communication

- Neon signs

- Compressed air

- Transport equipment (elevators etc.)

- automatic gates, rolling gates, rolling grilles, fire gates, etc.

Goods deliveries, ramps -billing fee percentage Service charges common areas:

- Heating, cooling, ventilation, air conditioning

- Cold water, hot water, groundwater, rainwater, wastewater

- Energy payers, measuring devices

- Building control systems, PC, printer, scanner

- Energy management (payer evaluations, VHKA by external company)

- Water treatment

- Sewer system, pipe network, pump sump, grease trap, etc.

- Alternative energy production

- Electricity in general, emergency power equipment, reactive current compensation system

- TV and radio reception, means of communication

- Illuminated signs, addresses

For the above-mentioned ancillary and operating cost items, the Lessee shall pay the Lessor monthly payments on account of CHF 1,763.62.

SWITZERLAND INNOVATION

PARK BASEL AREA

2 Once a year, the Lessor shall prepare a statement of the actual ancillary and operating costs of the common areas and common facilities, the balance of which shall be settled within 30 days after the statement has been submitted. The Lessor reserves the right to adjust the payments on account on the basis of the settlement and to charge the lessee proportionally for the ancillary costs imposed on him by third parties. The settlement or apportionment of the service charges to the individual lessees shall be made on the basis of a fair distribution formula, if the individual consumption cannot be determined. The distribution formula can be adjusted due to changes by the Lessor. The fee for the preparation of the service charge statement is charged to the lessee on a percentage basis (currently 4%) together with the statement.

3 The Lessee shall be entitled to inspect the total statement of account at the Lessor’s premises within 30 days of the invoice being issued. If he does not raise an objection in writing during this period, the total statement shall be deemed to have been accepted.

4 The right is reserved to charge further costs and fees related to the operation of the property which are newly introduced during the term of the lease due to changed circumstances or statutory provisions.

5 The Lessor shall determine the distribution key. If costs are not or only partially incurred in one or another leased property, this shall be appropriately taken into account in the distribution key.

6 The costs for electricity as well as telephone, fax, modem, TV fees, etc. charged directly to the lessee are to be paid by him in due time. Charges and expenses relating exclusively to the operation of the leased property shall also be borne by the Lessee, even if they are levied on the Lessor.

6. Securing the rent

☐ A rent deposit is waived。

☒ To secure all claims arising from the lease, the lessee shall pay the Lessor a security deposit of three months’ rent of CHF 30,903.30 into a blocked account in the lessee’s name at a Swiss bank. The lessee or the respective bank must provide the Lessor with a deposit confirmation at the beginning of the rental period.

7. Use and enjoyment of the rented property

The Lessee shall use the leased property for its intended purpose and with care. Within the framework of the use of the rented property, he/she shall be considerate of the other users of the rented property and shall comply with the “General Provisions” of the rental agreement, of which he/she is aware and which he/she accepts.

The Lessee shall not store any goods or other items outside its leased property without the Lessor’s consent. In this case, the Lessee shall be liable for the costs incurred in connection with the storage of the goods. damage incurred. He/she has to comply with the police regulations concerning opening hours, alarm immissions, safety precautions, etc.

SWITZERLAND INNOVATION

PARK BASEL AREA

8. Insurances

1 The Lessor shall take out the usual liability and property insurance policies for the leased property at its own expense.

2 The insurance required for the operation of your business, such as theft, liability, business interruption, personnel and furniture insurance, as well as insurance for the sample/goods store, etc., must be obtained by the lessee at his own expense. Likewise, all other investments and installations made and paid for directly by the lessee must be insured by the lessee herself.

9. Return of the rental object

1 The Lessee undertakes to return the rented property at the end of the tenancy in the condition it was in at the start of the tenancy, unless the Lessor waives, in whole or in part, the professional removal of leasehold improvements or the restoration of the condition at the start of the tenancy. If the Lessor requires the removal of lessee’s improvements, the Lessee is obliged to have them professionally removed at its own expense in good time for the handover date. If the Lessor waives, in whole or in part, the right to demand the restoration of the condition at the beginning of the lease or of the separately agreed condition, the Lessee is obligated to leave the Leasehold improvements, the removal of which is waived, completely in the Leased Property. The Lessor shall not owe the Lessee any compensation for any value-adding leasehold improvements, even if they are left in the Leased Property.

2 The Lessee shall return the leased property fully cleared and clean no later than 12:00 noon on the day after the expiry of the lease term. If the return date falls on a Sunday or a holiday recognized by the state at the location of the object, the return takes place on the following working day at 12:00 noon. The rented object is to be returned in the condition resulting from the contractual use, taking into account the usual wear and tear and the defects already existing at the beginning of the rental period.

3 The Lessee may return the leased property without observing the notice period and termination date. The Lessee shall be released from his obligations under the lease only if he proposes a new Lessee acceptable to the Lessor. The new lessee must be solvent and willing to take over the lease under the existing conditions. If these conditions are not met, or if the proposed new lessee is unacceptable to the Lessor for some other important reason, the lessee must pay the rent until the time when the lease ends or can be terminated under the contract or the law. The Lessor must take into account what he saves in expenses or gains through other use of the leased property or intentionally refrains from gaining.

10. Final provision

1 All notifications and permits required for its activity or operation shall be obtained by the Lessee itself and the costs incurred for this shall be borne in full by it. Compliance with all relevant legal requirements concerning the use and operation of the leased property is the responsibility of the lessee during the entire term of the lease.

2 Amendments and additions to this rental agreement must be made in writing to be effective.

3 Should individual provisions of this Lease Agreement be or become invalid or unenforceable in whole or in part, or should this Lease Agreement prove to contain a gap, this shall not affect the validity of the remaining contractual provisions. In place of the invalid or unenforceable provisions, the parties shall agree on those valid or enforceable provisions which, while maintaining the economic balance, correspond to the meaning and purpose of the invalid or unenforceable provisions. In the event of a gap, the parties shall agree on the provision that corresponds to what would have been agreed upon in terms of meaning and purpose while maintaining the economic balance if the matter had been considered from the outset.

SWITZERLAND INNOVATION

PARK BASEL AREA

4 Swiss law shall apply, in particular the provisions pursuant to Art. 253 et seq. of the Swiss Code of Obligations (OR). In the event of any legal disputes, the authorities and courts at the place where the matter is located shall have jurisdiction.

5 The General Provisions to the Rental Agreement form an integral part of this Rental Agreement as an Annex and are recognized as binding by the Lessee by signing this Rental Agreement and the General Provisions. In the event of any conflict between the General Provisions and this Rental Contract, the provisions of the Rental Contract shall in any case prevail.

6 In the event of several language versions, the German-language version of this Lease, the General Provisions and the appendices, annexes and addenda thereto shall be authoritative in all cases.

7 Annexes forming an integral part of the contract

☒ General provisions on the sublease agreement as of October 2019

☒ Plan rental properties

☒ Park Rules as of December 2019

☒ Park Laboratory Rules As of February 2019

The Lessor

Allschwil, 15.01.2020	Hergiswil 25th Feb 2020
The Lessor	The Lessee
Christof Klöpper Saskia Cecchi	Yves Decadt

Lease Agreement

Contract Number: Rent 2023 #002

Landlord: Know-how Micro-Technical Incubator Limited (www.knowhow-incubator.com) (Party A)

Legal Address: Ximen Incubator Building, No.11, Chaoqian Road, Changping District, Beijing: Correspondence Address: Ximen Incubator Building, No.11, Chaoqian Road, Changping District, Beijing

Post Code: 102200

Tenant: BioLingus Beijing (Party B)

Legal Address: Room 1068, Floor 10, Building 4, No.14, South St, Dongmen, Dongcheng District, Beijing

Postal Code: 100027

Correspondence Address: Room 106, Floor 1, Building 3, No.11, Chaoqian Road, Changping District, Beijing

Postal Code: 102200

In relation to Party B leasing Party’s A office, after negotiation, Parties hereby agree as follow

Clause 1: Lease Target

Party B agrees to lease Party A’s office at Building 3, No. 11, Chaoqian Road, Changpint District, Beijing

whereas this building is operated by Know-how Micro-Technical Incubator. The office is located on the first floor with room number 106 & 107,total 80 gross sq. metres.

Clause 2: Purpose of Usage

Party B leases the office for the purpose of commercial use and R&D activities without polluted emission.

Clause 3: Lease Term

The lease term of the agreement is 1 year, from January 1, 2023 to December 31, 2023

Clause 4: Rent, Deposit, Fees & Payment Method

1.	Annual Rent is RMB80,000

2.	Rent to be paid on a semiannual basis, first 6 months rent of RMB40,000 to be paid within 5 days of the execution of this agreement; Remaining 6 months to be paid 20 days before end of June. If Party B wishes to extend the lease, payment method remains the same

3.	The deposit for the lease is RMB10,000, which shall be paid by Party B to Party A on the signing day of this agreement. Party B should keep the deposit receipt and present to Party A upon end of the lease for deposit return. If Party B fails to present the deposit receipt, the deposit will not be returned. After the expiration of the Agreement, if Party B does not renew the lease, Party A will fully return the deposit to Party B provided that Party B has settled all outstanding fees and update its address from the leased office address to another address. Given Party B does not renew the lease, the deposit will not be returned if Party B hasn’t moved out from the leased address within 60 days of the end of lease. Meanwhile, Party A reserves the right to report to the business administration bureau.

4.	Electricity and water consumed by Party B will be charged in accordance to the government standard rate. Party A shall reimburse Party B based on actual usage every 6 months. Party B should settle the reimbursement notice within 15 days, otherwise Party A reserves the right to suspend the water and electricity supply. Meanwhile, Party A reserves the right to deduct the outstanding reimbursement from the deposit.

Clause 5: Rights and Responsibilities (Party A)

1.	Party A, being a business incubator, reserves the right to supervise and understand the operating activities carried out by Party B. If Party A discovers Party B is carrying out activities which is illegal or will damage the benefit of the incubator and other entities within the incubator, Party A reserves the right to stop such activities and report to the respective government authorities.

2.	During the lease term, Party A reserves the right to reasonably leverage the outer wall and part of the leased office for the purpose of laying public tubes, lines and fire safety facilities.

3.	During the lease term, Party A guarantees the legal title of the leased office belongs to Party A and has the legal right to lease the leased office. If there are any disputes with a third party in regards to the title right of the leased office or right to lease of the leased office, Party A will be responsible to handle the disputes and undertakes all legal responsibilities. If there are any loss incurred to Party B, Party A will compensate Party B.

4.	Party A guarantees the leased office, during the lease term, is suitable for lease in accordance with the purpose of usage in this agreement.

Clause 6: Rights and Responsibilities (Party B)

1.	Party B has the reasonable right to use the leased office for the purpose of its business operation objective.

2.	Party B has the obligation to pay the rent, deposit, and related fee in accordance with this agreement

3.	Party B has the obligation to use the leased office, maintain with care of the leased office in accordance to its business operation objective

4.	Party B should reinstate to its original state and return (except normal wear or approved by Party A) the leased office to Party B within 15 days of the end of the lease.

5.	Party B has the obligation to provide Party A the respective business registration license, business registration number, tax filing number, annual financial report while enjoying the service provided by Party A’s incubator. Meanwhile, Party B should cooperate with Party A if there are government’s research seminar or interview to Party A. Party A will not be responsible if Party B fails to provide Party A the related documents resulting in Party B fails to enjoy the beneficial policies provided by Party A or the government. Meanwhile, Party A reserves the right to terminate this agreement and request Party B to quit the incubator as a result of such failure.

6.	Party B must comply with the respective environmental protection and fire safety regulations of the national, Beijing city, Changping district. If it is Party B’s failure to comply such regulations which results in penalized by the government authorities including not able to continue to operate in Party’s A business area, Party A shall not be responsible. Party A also reserves the right to put a stop on Party B’s activities which do not comply with the environmental protection or fire safely regulations. If Party B refuses to or is unable to rectify such activities, Party A reserves the right to terminate this agreement and ask Party B to move out from Party A’s business area without any liabilities.

Clause 7: Sub-lease

During the lease term, Party B is not authorized to sub-lease part or whole of the leased office without Party A’s approval.

Clause 8: Maintenance

1.	During the lease term, Party A is obligated to provide maintenance service of the tubes and lines to ensure Party B can properly use the leased office. Party A undertakes to cooperate with Party B should Party B requests a modification of the leased office which is not in its original state, or a modification as a result of Party’s B equipment and facility needs. However, Party A reserves the right to reimburse Party B the related expenses.

2.	Party B should use the leased office with due care and custodies properly. Party B shall compensate if there are any repairs conducted as a result of damage or loss

3.	During the lease term, if Party B needs to modify the office or add any equipment, Party B shall seek Party A’s written consent with the cost responsible by Party B. If the leased office and its facilities are damaged as a result of improper human mistakes, Party B should compensate and restore the leased office. Party A will not be responsible for any cost incurred by Party B for the renovation or new equipment added at the end of the lease.

Clause 9: Force majeure

If there are any force majeure events during the lease term which leads to the failure of executing this agreement, part or all the liabilities will be relieved based on the severity. Party should notify the counterparty within 7 days when such event arises, with supporting provided within a reasonable time to the counterparty.

Clause 10: Compensation

1.	Party B shall be responsible for all losses as a result of fire, explosion, any kind of damages on tubes & facilities, water leak, electric leak, gas leak incurred by Party B.

2.	Party B shall exercise due care on the facilities provided by the leased office during the lease term and shall compensate for the damage.

Clause 11: Breach of Agreement’s Responsibilities

If a Party complies to the clauses in this agreement, the Party can request the counterparty who breaches this agreement the following:

1.	Party B can terminate this agreement without any liabilities if Party A cannot provide the leased office for normal use in accordance with this agreement which results in Party B unable to use the leased office for its business operation for more than 30 days. Meanwhile, Party A should refund Party A the rent paid plus the loss recognized by Party B.

2.	Party B has to pay Party A the breaching penalty which is 0.2% of the annual rent or corresponding fees per day if Party B fails to pay the rent and corresponding fees in accordance with the agreement. If the payment is overdue for 30 days, Party A reserves the right to terminate this agreement and will not return the rent and deposit paid by Party B.

Clause 12: Termination

This agreement can be terminated if any one of the following conditions occurs:

1.	Either party provides a 60 days written notice in advance with the consent of the counterparty. A party will be deemed breaching this agreement if it fails to provide such termination request under the term of this clause, and the breaching party needs to compensate the counterparty with 2 months’ rent equivalent as breaching penalty

2.	Force majeure.

3.	Other conditions permitted by law.

Clause 13: Contract extension

Party B should inform Party A in written notice prior to the end of the contract term if Party B wishes to extends the lease. Party B has the right of first refusal under the same conditions. If Party B does not provide a written request within the above mentioned period, Party A has the right to lease the office to others.

Clause 14: Dispute

Parties should try its best effort to negotiate should there are any disputes during the agreement period. If no consensus is being made, parties can escalate to the People’s Court for arbitration.

Clause 15: Others

1.	Amendment to this agreement should be in written.

2.	This agreement has in total 4 copies, Party A & B has 2 copies respectively, which all has the equal legal enforceability.

3.	This agreement becomes effective when both Parties’ legal representative or its authorizer signs and stamps.

4.	Remittance Bank Detail

Beneficiary: Know-how Micro-Technical Incubator Limited

Bank: China Minsheng Bank Beijing Changping Branch

Account Number: 694297182

5.	The below schedules form part of this agreement:

(1)	Leasing Safety Agreement

This page remains blank for signatory

Party A: Know-how Micro-Technical Incubator Limited

Legal representative / authorizer	Date:2022.12.27

Party B: BioLingus (Beijing)

Legal representative / authorizer	Date:2022.12.27

Poly Building Office Room B2133 Lease Agreement

Parties in this Agreement

Landlord: Poly Building Limited

Legal Representative: Hou Qian

Address: No.14, Dongzhimen South St, Dongcheng District, Beijing

Contact Number: 01065001188

Email: xsggb@polyhotel.com

Fax Number: 01065010268

Tenant: BioLingus Beijing

Legal Representative: Ko Sai Ying

Address: Room 1068, Floor 10, Building 4, No.14, South St, Dongmen, Dongcheng District, Beijing

Phone Number: 01065084545

Email: stella.ye1019@163.com

Fax Number: 01065084084

It is agreed on April 2022 by both parties to execute this agreement.

1.	Lease address and usuage

1.1.	Landlord will lease an office to tenant located at Room B2133, 2nd Basement Floor, Poly Building Office, No.14, Dongzhimen South St, Dongcheng District, Beijing. The office size is 22 sq metres.
1.2.	Tenant’s use purpose is commercial operation.

2.	Duration

2.1.	The duration of this agreement is 1 years, effective on April 13, 2022 until April 12, 2023.

3.	Rent and other fees

3.1.	The monthly rental of B2133 is RMB1,742.86 (management fee included), plus VAT of RMB87.14, total RMB1,830. VAT rate may be adjusted in accordance with government policy.
3.2.	Tenant shall pay the rent and other fees monthly.
3.3.	Currency: Tenant should settle the rent, deposit and other fees in RMB
3.4.	Payment schedule:

3.4.1.	First month rent, utilities, and other fees should be prepaid 7 days before the effective date of this agreement, i.e. April 5, 2022.

3.4.2.	Thereon, on the 25th day of each month, tenant shall settle the rent of next month, utilities and sundries expenses including telephone fee incurred in the previous month. In the first month, the telephone fee shall be calculated as one full calendar month. The total amount of fees should be determined by the landlord’s payment notice.

4.	Deposit (Bond)

4.1.	Within 3 days after signing this agreement, tenant should make a bond deposit to landlord which is equivalent to 3 months’ rental, total RMB5,490, to guarantee tenant commits and comply to all the clauses in this agreement. In the event the tenant fails to comply with this agreement after signing, and refuses to accept the landlord’s proposed start date of the rental office, landlord reserves the right to terminate this agreement, and the deposit will be fully transferred to landlord as breaching fee. Landlord is not obligated to return the deposit.
4.2.	In the event the tenant violates any clauses in this agreement, or makes any misleading claims, landlord reserves the right to deduct part or all the deposit (including but not limited to late payment fee of rental fee). Within 7 days after the deduction from the deposit, at the request of landlord, tenant is required to deposit the deficit amount to fulfill the total deposit amount as stated in 4.1. Landlord reserves the right to terminate this agreement if tenant refuses to deposit the deficit amount.
4.3.	During the lease term, if tenant terminates the lease, or declares bankrupt, or has any other reasons resulting in failing to complete the entire lease term, landlord reserves the right to withhold all the deposit to pay the remaining rent. In the event the deposit cannot cover the total loss of landlord, tenant is liable for the remaining loss.
4.4.	There is no interest on the deposit during the time held by landlord.
4.5.	Upon the end of the lease term, if tenant has fully fulfilled all clauses in this agreement, in addition that the tenant has its registered address changed from the leased office address, landlord shall return the deposit to tenant. The currency returning to the tenant will be the same currency the tenant deposited.
4.6.	Tenant should complete the registered address change within 30 days after the lease term ends. Landlord reserves the right to withhold the deposit if tenant fails to complete the change until the change is completed. If tenant has no other clause violation, landlord should return the deposit.

5.	Other Fees

5.1.	Tenant can contact security department after moving in for carpark usage. The carpark fee shall follow the security department’s provision.
5.2.	If tenant needs to apply a landline from landlord’s property management department, tenant needs to pay a one-off installation fee and landline rental fee. The fee of each main line is RMB800 and each party-line is RMB400. Tenant is required to apply from landlord if tenant wishes to install a fax line and pay a one-off installation fee of RMB800. Tenant is not allowed to install a fax line him/herself without approval.
5.3.	Tenant should pay the landlord in total RMB300 for the local call landline fee and maintenance before 25th day each month. If the actual local call fee exceeds RMB400 in that month, tenant should bear the exceeded portion.
5.4.	If tenant requires the monthly telephone billing statement, tenant needs to pay landlord an additional 5% of the actual call fee.

5.5.	If tenant installs landline directly from telco, tenant needs to pay landlord the line rental of RMB85 per line per month.
5.6.	Tenant is deemed breaching this agreement if tenant refuses to pay landlord the monthly international call invoice for whatever reasons. Landlord reserves the right to suspend tenant’s landline until tenant settles all outstanding telephone fees. If tenant has queries in relation to landlord’s billing amount (i.e. the billing amount from the telco), tenant should settle the international call fee first and pay the enquiry fee. Landlord will assist tenant to request the monthly telephone billing statement from telco.

6.	Lease Extension

6.1.	Tenant should provide a 3-month written notice before end of the lease if tenant wishes to extend the lease and parties should negotiate until reaching consensus. If tenant has not provided a written lease extension request 3 months prior to the end of the lease or if consensus is not reached after negotiation, landlord reserves the right to identify new tenants 3 months before the end of the lease. This agreement expires automatically at the end of the lease, no notice needs to be made.
6.2.	If tenant fails to move out on the day of the end of the lease, landlord can charge tenant an overdue rent, 150% of the original daily rent multiply by the total number of days of delay. If tenant fails to move out more than 7 days after the end of the lease, it is deemed tenants voluntarily give up the title right of all properties remain in the leased office, and the title right of such properties will become the landlord. Landlord reserves the right to lock the entrance of the leased office, clear the leased office immediately, arrange the leased office to be available to lease, and identify new tenant. Tenant should bear the loss him/herself as a result of this arrangement, which tenant should also compensate landlord’s loss as a result of such failure.

7.	Rights & Responsibilities

7.1.	Upon the execution of this agreement, whereas tenant has made all the deposit, first time rent and all related expenses, landlord is deemed breaching this agreement if landlord cannot provide the leased office in accordance with the commencement date of the lease. Tenant reserves the right to ask the landlord to return the rent paid for the days delay until the termination of this agreement.
7.2.	During the lease term of this agreement, landlord should provide an one month notice to the tenant if landlord wishes to early terminate this agreement as a result of landlord’s business plan change. Landlord should bear the cost of removal delivery to the tenant’s new office in Beijing. Other than the removal delivery cost, landlord is not responsible for anything else.
7.3.	During the lease term of this agreement, unless agreed by tenant, landlord is deemed breaching this agreement if landlord increases the rent. Tenant reserves the right not to pay the exceeded portion.
7.4.	Landlord is deemed breaching this agreement if landlord fails to provide air-conditioning, heat and lightning during regular office hours in accordance with the clauses in this agreement. Tenant reserves to right to request landlord to rectify such failure within 5 days after the request is made.
7.5.	Tenant should obliged to all the current rules and regulations and rules to be implemented in the future of both landlord and corresponding government authorities in relation to the office building, including but not limited to the use of electric appliances, fire safety, safety regulations, keys management, visitors’ registration, renovation, repair and maintenance.
7.6.	Tenant should not assign, sub-lease or share part or the entire leased office and should not change the purpose of usage, otherwise landlord reserves the right to unilaterally terminate this agreement.

7.7.	Tenant should not conduct any renovation or modification unless tenant obtains written consent from landlord. Tenant should not mark, paint or drill hole in the leased office or the building, and should not exhibit any words, logo, advertisement, install any shelter or objects or drill holes inside and outside the leased office and the building. Tenant should not connect nor cut the electric circuit and should not place any canvas directly on the floor of the leased office. Except any movable equipment or facilities owned by tenant, the title of all other renovation and modification in the leased office belong to landlord on the first date of such renovation and modification. Tenant hereby surrenders the title right of the renovation and modification at the end of the lease, and does not have the right to seek any compensation from landlord.
7.8.	At the end of the lease, tenant shall return the leased office in “as-is” condition and maintain in proper condition (except normal wear and tear or any addition approved by landlord). If any renovation or modification was made in the leased office by tenant, landlord reserves the right to request tenant to reinstate the leased office based on the actual condition of the renovation or modification at the end of the lease. Tenant should bear the reinstatement cost. In the event tenant fails to comply the reinstatement request made by landlord after the end of the lease, landlord reserves the right to withhold the deposit, until such reinstatement is completed, or landlord can deduct the cost incurred from such reinstatement from the deposit.
7.9.	Tenant shall allow landlord to install, use and maintain the tubes and wires inside the leased office. Tenant shall also allow landlord or his/her agent to enter the leased office to check the condition, install, repair, modify, enhance if deemed necessary of the tubes and wires after landlord has notified tenant (no notification is required in case of emergency). Within 3 months before end of the lease, if landlord has notified tenant, landlord can bring potential tenants to visit the leased office onsite.
7.10.	Tenant should be responsible for all kinds of insurance for its own property. In the event tenant requests landlord to apply insurance on its behalf, landlord should assist tenant to apply for the insurance from insurance company.
7.11.	Tenant can display publication or advertisement within the leased office area after the approval by landlord. All publication and advertisement cannot promote office or hotel which are similar to the landlord’s core business.
7.12.	During the lease term, if landlord suffers reputation damage or actual loss as a result of tenant’s operation, landlord reserves the right to seek compensation from tenant on the loss.

8.	Provision

8.1.	In the event tenant breaches this agreement while landlord continues to accept the rent paid by tenant, it is not deemed as landlord surrender his/her right to litigate tenant. Any surrender of rights in accordance with this agreement made by landlord shall only be deemed effective in written notice. In the event landlord accepts any rent or other fees payment which is less than the actual amount, it shall not deem as landlord accepts a reduced rent or fee, meanwhile such acceptance shall not retard landlord to collect remaining amount from tenant and the rights to proceed any legal action in accordance with this agreement, unless mutually agreed by both parties.
8.2.	When the landlord decides sell the leased office, tenant waives the right of first refusal.

9.	Breach of this Agreement and Compensation

9.1.	Tenant shall compensate landlord at full cost for any damage of the equipment and facilities provided by landlord to tenant. Tenant shall also compensate all related indirect cost.

9.2.	Tenant is deemed breaching this agreement if tenant fails to pay the rent, deposit and other fee on time in accordance with this agreement and any other agreed supplemental clauses. Landlord reserves the right to charge late payment penalty during the overdue period. If the overdue period is less than 7 days, 1% late payment penalty per day is applied on the overdue amount; If the overdue is more than 7 days but less than 10 days, an additional 2% late payment penalty per day is applied on the overdue amount; If the overdue is more than 10 days, landlord reserves the right to seize the leased office and all properties remain in the leased office within 24 hours. If tenant fails to pay 2 days after the seizure, it is deemed as tenant voluntarily surrender all his/her rights in this agreement and the title right of all the properties remain in the leased office, which landlord reserves the right to terminate this agreement, clear the leased office, dispose all properties remain in the leased office, enter a new lease with others, and seek compensation from tenant. Tenant is responsible for his/her loss as a result of this clause.
9.3.	Tenant’s business activities should comply with the law of People Republic of China. Tenant’s business scope should fall under the business scope of his/her business registration. Tenant is deemed breaching this agreement if tenant violates the above or being penalised by the respective commercial bureau or police, landlord reserves the right to unilaterally terminate this agreement and seek compensation for the reputation damage and financial loss of Poly Building.
9.4.	Landlord is not responsible for tenant’s violation of law and regulation and his/her corresponding penalty. Landlord reserves the right to seek compensation for his/her reputation damage and financial loss as a result of tenant’s law violation.
9.5.	Other the above, if tenant breaches the responsibilities in this agreement or any other agreed supplemental clause or provide any false or misleading claim in this agreement, tenant is deemed breaching this agreement. Landlord reserves the right to request tenant to provide remediation to rectify the breach in order to continue this agreement. If tenant fails to provide effective remediation within 3 days after tenant’s written request, tenant shall use all its deposit as the payment for breaching fee. In the event the breaching fee cannot cover landlord’s loss, tenant should be responsible for the remaining amount. Such loss includes but not limited to direct loss, indirect loss, legal fee, litigation / arbitration fee. Landlord reserves the right to unilaterally terminate this agreement under this condition, where such unilaterally termination does not affect the obligation of tenant to pay the remaining amount of the breaching fee as mentioned above.

9.6.	In the event landlord cannot continue its operation as a result of force majeure or government action, this agreement is terminated automatically.

10.	Damage

10.1.	Landlord is not responsible for any loss if tenant requests and assigns landlord to get custodied / keep its property which the property is lost or damaged, whereas the loss or damage is not incurred by landlord. Tenant shall be liable for compensation for personal injury or property loss caused by tenant, staff or personnel related to tenant, to other tenants or personnel of the building, as well as for personal injury or property loss as a result of renovation or modification work. Tenant is also responsible for his/her staff’s intentional infringement. Damages caused by any hidden defects in the leased office shall be dealt with in accordance with respective law and regulations.
10.2.	In the event there are fire or other accidents in the building or the leased office, or there are any damages to the facility and equipment provided in the leased office, tenant should notify landlord immediately, and has the responsibility to prevent such damage and loss being increased further.
10.3.	Tenant undertakes the safety and compensation responsibility for the damage incurred and the subsequent consequence of such damage in the leased office.

11.	Landlord’s authorised representative

11.1.	Landlord authorises its office department as its authorised representative and the office department shall be responsible on daily management and service.

12.	Notice

12.1.	All notices should be in written. Any invoice, receipt, declaration or notification if delivered by registered post, express post to the leased office (the corresponding address below) or to tenant’s business registration’s address, or by email to the address below, or by hand, is deemed to be delivered. Invoices, debit or credit notes, receipts between parties can be delivered to the respective finance department or designated finance personnel. Delivery is deemed to be delivered if the delivery is made to the contact below:

Landlord

Contact Address: Poly Building, No.14, Dongzhimen South St, Dongcheng District, Beijing, China

Contact Number: 01065001188 – 5681

Email: xsggb@polyhotel.com

Tenant

Contact Address: Room 1068, Floor 10, Building 4, No.14, South St, Dongmen, Dongcheng District, Beijing

Contact Number: 01065084545

Email: stella.ye1019@163.com

Attention: Ms Ye Hung

13.	Effective of this Agreement and Others

13.1.	All appendix in this agreement forms part of the entire agreement, including but not limited to tenant’s business registration and photocopies, valid proof of identity (Identity card) of office personnel’s photocopy.
13.2.	Any amendments of this agreement shall be effective only with mutual consent in writing.
13.3.	This agreement consists of 2 copies, with each copy maintained by each party. Both copies have the same legal enforceability.
13.4.	This agreement becomes effective on the date upon the stamp and signatory of legal representative of both parties.

14.	Landlord’s RMB bank account:

Company Name: Poly Building Limited

Address: No.14, Dongzhimen South St, Dongcheng District, Beijing

Bank: China Citic Bank Beijing Branch

Account Number: 7110310182400010853

Bank Code: 302100011106

15.	Supplemental Clauses

15.1.	This agreement is governed by the law of People Republic of China.
15.2.	Any disputes of this agreement shall be submitted to the People’s Court of Dongcheng District, Beijing.
15.3.	If the leased office is being ordered to clear, empty, repossess or terminate the agreement by the respective government authority, this agreement shall be terminated immediately and parties are not liable for the breach of this agreement.

Upon the end of the lease, tenant should move out from and return the leased office to landlord on the date requested by landlord. Tenant shall be responsible to clear the leased office. If tenant fails to empty and return the leased office on time, tenant shall pay 150% of the prorated daily rent per day as penalty. If tenant fails to return the leased office 7 days after the requested date, it is deemed tenant surrenders the title right of all properties remain in the leased office and the title right will be owned by landlord. Landlord reserves the right to clear and empty the leased office, and all related loss shall be bear by tenant.

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Landlord: Poly Building Limited	Tenant: BioLingus Beijing
Address: No.14, Dongzhimen South St, Dongcheng District, Beijing	Address: Room 1068, Floor 10, Building 4, No.14, South St, Dongmen, Dongcheng District, Beijing Phone Number: 01065084545

Termination Agreement

Landlord: Poly Building Limited (Party A)

Tenant: BioLingus Beijing (Party B)

Party B rented B2020, Basement 2, Poly Building as its office with area of 20 square metres. After mutually agreed, the lease agreement of B2020 (“original agreement”) is now early terminated, and the deposit of the original agreement shall be transferred as agreed as follow:

1.	Party A and Party B entered into a lease agreement of B2020 in November 2021 with end of the lease on July 12, 2022. Both parties agree that Party B will move out from B2020 and return to Party A on or before April 12, 2022 and the original contract will be terminated. Last day of rental is April 12, 2022.
2.	The deposit of RMB5,490 made by Party B for B2020 shall be transferred as the deposit of B2133 made by Party B. The deposit of B2020 is therefore will not be returned to Party B.
3.	Party B shall not delay the process of moving out, otherwise Party A reserves the right to seek compensation as stated in the original agreement. Party B should complete the change of registered address within 30 days after this agreement is executed. Party A reserves the right to seek compensation if Party B fails to do so.
4.	Rights and responsibilities of both parties end upon Party B fulfilling all moving out procedures requested by Party A as agreed in this agreement. There shall be no further disputes between Parties thereon.
5.	This agreement becomes an appendix and part of the B2020 lease agreement and have the same legal enforceability as original agreement. This agreement consists of two copies, with each copy maintained by each party. Both copy has the same legal enforceability. This agreement becomes effective on the date of signatory and stamp by both parties.

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Party A: Poly Building Limited Date 2022.04.11	Party B: BioLingus Beijing Date:

Poly Building Office Room 868 Lease Agreement

Parties in this Agreement

Landlord: Poly Building Limited

Legal Representative: Hou Qian

Address: No.14, Dongzhimen South St, Dongcheng District, Beijing

Contact Number: 01065001188

Email: xsggb@polyhotel.com

Fax Number: 01065010268

Tenant: BioLingus Beijing

Legal Representative: Ko Sai Ying

Address: Room 1068, Floor 10, Building 4, No.14, South St, Dongmen, Dongcheng District, Beijing

Phone Number: 01065084545

Email: stella.ye1019@163.com

Fax Number: 01065084084

It is agreed on March 2022 by both parties to execute this agreement.

1.	Lease address and usuage

1.1.	Landlord will lease an office to tenant located at 868, 8th floor, Poly Building, No. 14, Dongzhimen South St., Dongcheng District, Beijing. The office size is 32.9 sq metres
1.2.	Tenant’s use purpose is commercial operation.

2.	Duration

2.1.	The duration of this agreement is 2 years, effective on April 13, 2022 until April 12, 2024.

3.	Rent and other fees

3.1.	The monthly rent of Room 868 is RMB12,390.47 (management fee included), plus VAT of RMB619.52 (VAT tax rate 5%), total RMB13,010.00 between April 13, 2022 to April 12, 2023. Between April 13, 2023 to April 12, 2024, the monthly rent is RMB12,423.81 (management fee included), plus VAT of RMB612.19 (VAT tax rate 5%), total RMB 13,045.00. VAT rate may be adjusted in accordance with government policy.
3.2.	Utilities (including water, electricity, air-conditioning, etc) will be charged RMB24 per sq metre per month, total RMB744.91, plus VAT RMB44.69 (VAT tax rate 6%), total RMB789.6. VAT rate may be adjusted in accordance with government policy.
3.3.	Tenant shall pay the rent, utilities and other fees monthly.
3.4.	Currency: Tenant should settle the rent, deposit and other fees in RMB
3.5.	Payment schedule:

3.5.1.	First month rent, utilities, and other fees should be prepaid 7 days before the effective date of this agreement, i.e. April 5, 2022.

3.5.2.	Thereon, on the 25th day of each month, tenant shall settle the rent of next month, utilities and sundries expenses including telephone fee incurred in the previous month. In the first month, the telephone fee shall be calculated as one full calendar month. The total amount of fees should be determined by the landlord’s payment notice.

4.	Deposit (Bond)

4.1.	Within 3 days after signing this agreement, tenant should make a bond deposit to landlord which is equivalent to 3 months’ rental, total RMB39,135.00, to guarantee tenant commits and comply to all the clauses in this agreement. In the event the tenant fails to comply with this agreement after signing, and refuses to accept the landlord’s proposed start date of the rental office, landlord reserves the right to terminate this agreement, and the deposit will be fully transferred to landlord as breaching fee. Landlord is not obligated to return the deposit.
4.2.	In the event the tenant violates any clauses in this agreement, or makes any misleading claims, landlord reserves the right to deduct part or all the deposit (including but not limited to late payment fee of rental fee). Within 7 days after the deduction from the deposit, at the request of landlord, tenant is required to deposit the deficit amount to fulfill the total deposit amount as stated in 4.1. Landlord reserves the right to terminate this agreement if tenant refuses to deposit the deficit amount .
4.3.	During the lease term, if tenant terminates the lease, or declares bankrupt, or has any other reasons resulting in failing to complete the entire lease term, landlord reserves the right to withhold all the deposit to pay the remaining rent. In the event the deposit cannot cover the total loss of landlord, tenant is liable for the remaining loss.
4.4.	There is no interest on the deposit during the time held by landlord.
4.5.	Upon the end of the lease term, if tenant has fully fulfilled all clauses in this agreement, in addition that the tenant has its registered address changed from the leased office address, landlord shall return the deposit to tenant. The currency returning to the tenant will be the same currency the tenant deposited.
4.6.	Tenant should complete the registered address change within 30 days after the lease term ends. Landlord reserves the right to withhold the deposit if tenant fails to complete the change until the change is completed. If tenant has no other clause violation, landlord should return the deposit.

5.	Other Fees

5.1.	Tenant can contact security department after moving in for carpark usage. The carpark fee shall follow the security department’s provision.
5.2.	If tenant needs to apply a landline from landlord’s property management department, tenant needs to pay a one-off installation fee and landline rental fee. The fee of each main line is RMB800 and each party-line is RMB400. Tenant is required to apply from landlord if tenant wishes to install a fax line and pay a one-off installation fee of RMB800. Tenant is not allowed to install a fax line him/herself without approval.

5.3.	Tenant should pay the landlord in total RMB300 for the local call landline fee and maintenance before the 25th day of each month. If the actual local call fee exceeds RMB400 in that month, tenant should bear the exceeded portion.
5.4.	If tenant requires the monthly telephone billing statement, tenant needs to pay landlord an additional 5% of the actual call fee.
5.5.	If tenant installs landline directly from telco, tenant needs to pay landlord the line rental of RMB85 per line per month.
5.6.	Tenant is deemed breaching this agreement if tenant refuses to pay landlord the monthly international call invoice for whatever reasons. Landlord reserves the right to suspend tenant’s landline until tenant settles all outstanding telephone fees. If tenant has queries in relation to landlord’s billing amount (i.e. the billing amount from the telco), tenant should settle the international call fee first and pay the enquiry fee. Landlord will assist tenant to request the monthly telephone billing statement from telco.

6.	Lease Extension

6.1.	Tenant should provide a 3-month written notice before end of the lease if tenant wishes to extend the lease and parties should negotiate until reaching consensus. If tenant has not provided a written lease extension request 3 months prior to the end of the lease or if consensus is not reached after negotiation, landlord reserves the right to identify new tenants 3 months before the end of the lease. This agreement expires automatically at the end of the lease, no notice needs to be made.
6.2.	If tenant fails to move out on the day of the end of the lease, landlord can charge tenant an overdue rent, 150% of the original daily rent multiply by the total number of days of delay. If tenant fails to move out more than 7 days after the end of the lease, it is deemed tenants voluntarily give up the title right of all properties remain in the leased office, and the title right of such properties will become the landlord. Landlord reserves the right to lock the entrance of the leased office, clear the leased office immediately, arrange the leased office to be available to lease, and identify new tenant. Tenant should bear the loss him/herself as a result of this arrangement, which tenant should also compensate landlord’s loss as a result of such failure.

7.	Rights & Responsibilities

7.1.	Upon the execution of this agreement, whereas tenant has made all the deposit, first time rent and all related expenses, landlord is deemed breaching this agreement if landlord cannot provide the leased office in accordance with the commencement date of the lease. Tenant reserves the right to ask the landlord to return the rent paid for the days delay until the termination of this agreement.
7.2.	During the lease term of this agreement, landlord should provide a one month notice to the tenant if landlord wishes to early terminate this agreement as a result of landlord’s business plan change. Landlord should bear the cost of removal delivery to the tenant’s new office in Beijing. Other than the removal delivery cost, landlord is not responsible for anything else.

7.3.	During the lease term of this agreement, unless agreed by tenant, landlord is deemed breaching this agreement if landlord increases the rent. Tenant reserves the right not to pay the exceeded portion.
7.4.	Landlord is deemed breaching this agreement if landlord fails to provide air-conditioning, heat and lightning during regular office hours in accordance with the clauses in this agreement. Tenant reserves to right to request landlord to rectify such failure within 5 days after the request is made.
7.5.	Tenant should oblige to all the current rules and regulations and rules to be implemented in the future of both landlord and corresponding government authorities in relation to the office building, including but not limited to the use of electric appliances, fire safety, safety regulations, keys management, visitors’ registration, renovation, repair and maintenance.
7.6.	Tenant should not assign, sub-lease or share part or the entire leased office and should not change the purpose of usage; otherwise landlord reserves the right to unilaterally terminate this agreement.
7.7.	Tenant should not conduct any renovation or modification unless tenant obtains written consent from landlord. Tenant should not mark, paint or drill hole in the leased office or the building, and should not exhibit any words, logo, advertisement, install any shelter or objects or drill holes inside and outside the leased office and the building. Tenant should not connect nor cut the electric circuit and should not place any canvas directly on the floor of the leased office. Except any movable equipment or facilities owned by tenant, the title of all other renovation and modification in the leased office belong to landlord on the first date of such renovation and modification. Tenant hereby surrenders the title right of the renovation and modification at the end of the lease, and does not have the right to seek any compensation from landlord.
7.8.	At the end of the lease, tenant shall return the leased office in “as-is” condition and maintain in proper condition (except normal wear and tear or any landlord approved attachments). If any renovation or modification was made in the leased office by tenant, landlord reserves the right to request tenant to reinstate the leased office based on the actual condition of the renovation or modification at the end of the lease. Tenant should bear the reinstatement cost. In the event tenant fails to comply the reinstatement request made by landlord after the end of the lease, landlord reserves the right to withhold the deposit, until such reinstatement is completed, or landlord can deduct the cost incurred from such reinstatement from the deposit.
7.9.	Tenant shall allow landlord to install, use and maintain the tubes and wires inside the leased office. Tenant shall also allow landlord or his/her agent to enter the leased office to check the condition, install, repair, modify, enhance if deemed necessary of the tubes and wires after landlord has notified tenant (no notification is required in case of emergency). Within 3 months before end of the lease, if landlord has notified tenant, landlord can bring potential tenants to visit the leased office onsite.
7.10.	Tenant should be responsible for all kinds of insurance for its own property. In the event tenant requests landlord to apply insurance on its behalf, landlord should assist tenant to apply for insurance from insurance company.

7.11.	Tenant can display publication or advertisement within the leased office area after the approval by landlord. All publication and advertisement cannot promote office or hotel which are similar to the landlord’s core business.
7.12.	During the lease term, if landlord suffers reputation damage or actual loss as a result of tenant’s operation, landlord reserves the right to seek compensation from tenant on the loss.

8.	Provision

8.1.	In the event tenant breaches this agreement while landlord continues to accept the rent paid by tenant, it is not deemed as landlord surrender his/her right to litigate tenant. Any surrender of rights in accordance with this agreement made by landlord shall only be deemed effective in written notice. In the event landlord accepts any rent or other fees payment which is less than the actual amount, it shall not deem as landlord accepts a reduced rent or fee, meanwhile such acceptance shall not retard landlord to collect remaining amount from tenant and the rights to proceed any legal action in accordance with this agreement, unless mutually agreed by both parties.
8.2.	When the landlord decides sell the leased office, tenant waives the right of first refusal.

9.	Breach of this Agreement and Compensation

9.1.	Tenant shall compensate landlord at full cost for any damage of the equipment and facilities provided by landlord to tenant. Tenant shall also compensate all related indirect cost.
9.2.	Tenant is deemed breaching this agreement if tenant fails to pay the rent, deposit and other fee on time in accordance with this agreement and any other agreed supplemental clauses. Landlord reserves the right to charge late payment penalty during the overdue period. If the overdue period is less than 7 days, 1% late payment penalty per day is applied on the overdue amount; If the overdue is more than 7 days but less than 10 days, an additional 2% late payment penalty per day is applied on the overdue amount; If the overdue is more than 10 days, landlord reserves the right to seize the leased office and all properties remain in the leased office within 24 hours. If tenant fails to pay 2 days after the seizure, it is deemed as tenant voluntarily surrender all his/her rights in this agreement and the title right of all the properties remain in the leased office, which landlord reserves the right to terminate this agreement, clear the leased office, dispose all properties remain in the leased office, enter a new lease with others, and seek compensation from tenant. Tenant is responsible for his/her loss as a result of this clause.
9.3.	Tenant’s business activities should comply with the law of People Republic of China. Tenant’s business scope should fall under the business scope of his/her business registration. Tenant is deemed breaching this agreement if tenant violates the above or being penalised by the respective commercial bureau or police, landlord reserves the right to unilaterally terminate this agreement and seek compensation for the reputation damage and financial loss of Poly Building.
9.4.	Landlord is not responsible for tenant’s violation of law and regulation and his/her corresponding penalty. Landlord reserves the right to seek compensation for his/her reputation damage and financial loss as a result of tenant’s law violation.

9.5.	Other the above, if tenant breaches the responsibilities in this agreement or any other agreed supplemental clause or provide any false or misleading claim in this agreement, tenant is deemed breaching this agreement. Landlord reserves the right to request tenant to provide remediation to rectify the breach in order to continue this agreement. If tenant fails to provide effective remediation within 3 days after tenant’s written request, tenant shall use all its deposit as the payment for breaching fee. In the event the breaching fee cannot cover landlord’s loss, tenant should be responsible for the remaining amount. Such loss includes but not limited to direct loss, indirect loss, legal fee, litigation / arbitration fee. Landlord reserves the right to unilaterally terminate this agreement under this condition, where such unilaterally termination does not affect the obligation of tenant to pay the remaining amount of the breaching fee as mentioned above.
9.6.	In the event landlord cannot continue its operation as a result of force majeure or government action, this agreement is terminated automatically.

10.	Damage

10.1.	Landlord is not responsible for any loss if tenant requests and assigns landlord to get custodied / keep its property which the property is lost or damaged, whereas the loss or damage is not incurred by landlord. Tenant shall be liable for compensation for personal injury or property loss caused by tenant, staff or personnel related to tenant, to other tenants or personnel of the building, as well as for personal injury or property loss as a result of renovation or modification work. Tenant is also responsible for his/her staff’s intentional infringement. Damages caused by any hidden defects in the leased office shall be dealt with in accordance with respective law and regulations.
10.2.	In the event there are fire or other accidents in the building or the leased office, or there are any damages to the facility and equipment provided in the leased office, tenant should notify landlord immediately, and has the responsibility to prevent such damage and loss being increased further.
10.3.	Tenant undertakes the safety and compensation responsibility for the damage incurred and the subsequent consequence of such damage in the leased office.

11.	Landlord’s authorised representative

11.1.	Landlord authorises its office department as its authorised representative and the office department shall be responsible on daily management and service.

12.	Notice

12.1.	All notices should be in written. Any invoice, receipt, declaration or notification if delivered by registered post, express post to the leased office (the corresponding address below) or to tenant’s business registration’s address, or by email to the address below, or by hand, is deemed to be delivered. Invoices, debit or credit notes, receipts between parties can be delivered to the respective finance department or designated finance personnel. Delivery is deemed to be delivered if the delivery is made to the contact below:

Landlord

Contact Address: Poly Building, No.14, Dongzhimen South St, Dongcheng District,

Beijing, China

Contact Number: 01065001188 – 5681

Email: xsggb@polyhotel.com

Tenant

Contact Address: Room 1068, Floor 10, Building 4, No.14, South St, Dongmen, Dongcheng

District, Beijing

Contact Number: 01065084545

Email: stella.ye1019@163.com

Attention: Ms Ye Hung

13.	Effective of this Agreement and Others

13.1.	All appendix in this agreement forms part of the entire agreement, including but not limited to tenant’s business registration and photocopies, valid proof of identity (Identity card) of office personnel’s photocopy.
13.2.	Any amendments of this agreement shall be effective only with mutual consent in writing.
13.3.	This agreement consists of 2 copies, with each copy maintained by each party. Both copies have the same legal enforceability.
13.4.	This agreement becomes effective on the date upon the stamp and signatory of legal representative of both parties.

14.	Landlord’s RMB bank account:
Company Name: Poly Building Limited
Address: No.14, Dongzhimen South St, Dongcheng District, Beijing
Bank: China Citic Bank Beijing Branch
Account Number: 7110310182400010853
Bank Code: 302100011106

15.	Supplemental Clauses

15.1.	This agreement is governed by the law of People Republic of China.
15.2.	Any disputes of this agreement shall be submitted to the People’s Court of Dongcheng District, Beijing.

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Landlord: Poly Building Limited	Tenant: BioLingus Beijing
Address: No.14, Dongzhimen South St, Dongcheng District, Beijing	Address: Room 1068, Floor 10, Building 4, No.14, South St, Dongmen, Dongcheng District, Beijing Phone Number: 01065084545

Poly Building Office Room1068/1070/1072 Lease Agreement

Parties in this Agreement

Landlord: Poly Building Limited

Legal Representative: Zhu Weirong

Address: No.14, Dongzhimen South St, Dongcheng District, Beijing

Contact Number: 01065001188

Email: xsggb@polyhotel.com

Fax Number: 01065010268

Tenant: BioLingus Beijing

Legal Representative: Ko Sai Ying

Address: Room 1068, Floor 10, Building 4, No.14, South St, Dongmen, Dongcheng District, Beijing

Phone Number: 01065084545

Email: stella.ye1019@163.com

Fax Number: 01065084084

It is agreed on October 2020 by both parties to execute this agreement.

1.	Lease address and usage

1.1.	Landlord will lease an office to tenant located at room 1068/1070/1072, 10th floor, Poly Building, No. 14, Dongzhimen South St., Dongcheng District, Beijing. The office size is 131 sq metres
1.2.	Tenant’s use purpose is commercial operation.

2.	Duration

2.1.	The agreement is effective from December 26, 2020 until December 25, 2022.

3.	Rent and other fees

3.1.	The monthly rent of Room 1068/1070/1072, is RMB49333.33 (management fee included), plus VAT of RMB2466.67 (VAT tax rate 5%), total RMB51800.00. VAT rate may be adjusted in accordance with government policy.
3.2.	Utilities (including water, electricity, air-conditioning, etc) will be charged RMB24 per sq metre per month, total RMB2966.04, plus VAT RMB177.96 (VAT tax rate 6%), total RMB3144.00. VAT rate may be adjusted in accordance with government policy.
3.3.	Tenant shall pay the rent, utilities and other fees monthly.
3.4.	Currency: Tenant should settle the rent, deposit and other fees in RMB
3.5.	Payment schedule:

3.5.1.	First month rent, utilities, and other fees should be prepaid 7 days before the effective date of this agreement, i.e. December 18, 2020.

3.5.2.	Thereon, on the 25th day of each month, tenant shall settle the rent of next month, utilities and sundries expenses including telephone fee incurred in the previous month. In the first month, the telephone fee shall be calculated as one full calendar month. The total amount of fees should be determined by the landlord’s payment notice.

4.	Deposit (Bond)

4.1.	Within 3 days after signing this agreement, tenant should make a bond deposit to landlord which is equivalent to 3 months’ rental, total RMB155826.00, to guarantee tenant commits and comply to all the clauses in this agreement. In the event the tenant fails to comply with this agreement after signing, and refuses to accept the landlord’s proposed start date of the rental office, landlord reserves the right to terminate this agreement, and the deposit will be fully transferred to landlord as breaching fee. Landlord is not obligated to return the deposit.
4.2.	In the event the tenant violates any clauses in this agreement, or makes any misleading claims, landlord reserves the right to deduct part or all the deposit (including but not limited to late payment fee of rental fee). Within 7 days after the deduction from the deposit, at the request of landlord, tenant is required to deposit the deficit amount to fulfill the total deposit amount as stated in 4.1. Landlord reserves the right to terminate this agreement if tenant refuses to deposit the deficit amount .
4.3.	During the lease term, if tenant terminates the lease, or declares bankrupt, or has any other reasons resulting in failing to complete the entire lease term, landlord reserves the right to withhold all the deposit to pay the remaining rent. In the event the deposit cannot cover the total loss of landlord, tenant is liable for the remaining loss.
4.4.	There is no interest on the deposit during the time held by landlord.
4.5.	Upon the end of the lease term, if tenant has fully fulfilled all clauses in this agreement, in addition that the tenant has its registered address changed from the leased office address, landlord shall return the deposit to tenant. The currency returning to the tenant will be the same currency the tenant deposited.
4.6.	Tenant should complete the registered address change within 30 days after the lease term ends. Landlord reserves the right to withhold the deposit if tenant fails to complete the change until the change is completed. If tenant has no other clause violation, landlord should return the deposit.

5.	Other Fees

5.1.	Tenant can contact security department after moving in for carpark usage. The carpark fee shall follow the security department’s provision.
5.2.	If tenant needs to apply a landline from landlord’s property management department, tenant needs to pay a one-off installation fee and landline rental fee. The fee of each main line is RMB800 and each party-line is RMB400. Tenant is required to apply from landlord if tenant wishes to install a fax line and pay a one-off installation fee of RMB800. Tenant is not allowed to install a fax line him/herself without approval.

5.3.	Tenant should pay the landlord in total RMB300 for the local call landline fee and maintenance before the 25th day of each month. If the actual local call fee exceeds RMB400 in that month, tenant should bear the exceeded portion.
5.4.	If tenant requires the monthly telephone billing statement, tenant needs to pay landlord an additional 5% of the actual call fee.
5.5.	If tenant installs landline directly from telco, tenant needs to pay landlord the line rental of RMB85 per line per month.
5.6.	Tenant is deemed breaching this agreement if tenant refuses to pay landlord the monthly international call invoice for whatever reasons. Landlord reserves the right to suspend tenant’s landline until tenant settles all outstanding telephone fees. If tenant has queries in relation to landlord’s billing amount (i.e. the billing amount from the telco), tenant should settle the international call fee first and pay the enquiry fee. Landlord will assist tenant to request the monthly telephone billing statement from telco.

6.	Lease Extension

6.1.	Tenant should provide a 3-month written notice before end of the lease if tenant wishes to extend the lease and parties should negotiate until reaching consensus. If tenant has not provided a written lease extension request 3 months prior to the end of the lease or if consensus is not reached after negotiation, landlord reserves the right to identify new tenants 3 months before the end of the lease. This agreement expires automatically at the end of the lease, no notice needs to be made.
6.2.	If tenant fails to move out on the day of the end of the lease, landlord can charge tenant an overdue rent, 150% of the original daily rent multiply by the total number of days of delay. If tenant fails to move out more than 7 days after the end of the lease, it is deemed tenants voluntarily give up the title right of all properties remain in the leased office, and the title right of such properties will become the landlord. Landlord reserves the right to lock the entrance of the leased office, clear the leased office immediately, arrange the leased office to be available to lease, and identify new tenant. Tenant should bear the loss him/herself as a result of this arrangement, which tenant should also compensate landlord’s loss as a result of such failure.

7.	Rights & Responsibilities

7.1.	Upon the execution of this agreement, whereas tenant has made all the deposit, first time rent and all related expenses, landlord is deemed breaching this agreement if landlord cannot provide the leased office in accordance with the commencement date of the lease. Tenant reserves the right to ask the landlord to return the rent paid for the days delay until the termination of this agreement.
7.2.	During the lease term of this agreement, landlord should provide a one month notice to the tenant if landlord wishes to early terminate this agreement as a result of landlord’s business plan change. Landlord should bear the cost of removal delivery to the tenant’s new office in Beijing. Other than the removal delivery cost, landlord is not responsible for anything else.

7.3.	During the lease term of this agreement, unless agreed by tenant, landlord is deemed breaching this agreement if landlord increases the rent. Tenant reserves the right not to pay the exceeded portion.
7.4.	Landlord is deemed breaching this agreement if landlord fails to provide air-conditioning, heat and lightning during regular office hours in accordance with the clauses in this agreement. Tenant reserves to right to request landlord to rectify such failure within 5 days after the request is made.
7.5.	Tenant should oblige to all the current rules and regulations and rules to be implemented in the future of both landlord and corresponding government authorities in relation to the office building, including but not limited to the use of electric appliances, fire safety, safety regulations, keys management, visitors’ registration, renovation, repair and maintenance.
7.6.	Tenant should not assign, sub-lease or share part or the entire leased office and should not change the purpose of usage; otherwise landlord reserves the right to unilaterally terminate this agreement.
7.7.	Tenant should not conduct any renovation or modification unless tenant obtains written consent from landlord. Tenant should not mark, paint or drill hole in the leased office or the building, and should not exhibit any words, logo, advertisement, install any shelter or objects or drill holes inside and outside the leased office and the building. Tenant should not connect nor cut the electric circuit and should not place any canvas directly on the floor of the leased office. Except any movable equipment or facilities owned by tenant, the title of all other renovation and modification in the leased office belong to landlord on the first date of such renovation and modification. Tenant hereby surrenders the title right of the renovation and modification at the end of the lease, and does not have the right to seek any compensation from landlord.
7.8.	At the end of the lease, tenant shall return the leased office in “as-is” condition and maintain in proper condition (except normal wear and tear or any landlord approved attachments). If any renovation or modification was made in the leased office by tenant, landlord reserves the right to request tenant to reinstate the leased office based on the actual condition of the renovation or modification at the end of the lease. Tenant should bear the reinstatement cost. In the event tenant fails to comply the reinstatement request made by landlord after the end of the lease, landlord reserves the right to withhold the deposit, until such reinstatement is completed, or landlord can deduct the cost incurred from such reinstatement from the deposit.
7.9.	Tenant shall allow landlord to install, use and maintain the tubes and wires inside the leased office. Tenant shall also allow landlord or his/her agent to enter the leased office to check the condition, install, repair, modify, enhance if deemed necessary of the tubes and wires after landlord has notified tenant (no notification is required in case of emergency). Within 3 months before end of the lease, if landlord has notified tenant, landlord can bring potential tenants to visit the leased office onsite.
7.10.	Tenant should be responsible for all kinds of insurance for its own property. In the event tenant requests landlord to apply insurance on its behalf, landlord should assist tenant to apply for insurance from insurance company.

7.11.	Tenant can display publication or advertisement within the leased office area after the approval by landlord. All publication and advertisement cannot promote office or hotel which are similar to the landlord’s core business.
7.12.	During the lease term, if landlord suffers reputation damage or actual loss as a result of tenant’s operation, landlord reserves the right to seek compensation from tenant on the loss.

8.	Provision

8.1.	In the event tenant breaches this agreement while landlord continues to accept the rent paid by tenant, it is not deemed as landlord surrender his/her right to litigate tenant. Any surrender of rights in accordance with this agreement made by landlord shall only be deemed effective in written notice. In the event landlord accepts any rent or other fees payment which is less than the actual amount, it shall not deem as landlord accepts a reduced rent or fee, meanwhile such acceptance shall not retard landlord to collect remaining amount from tenant and the rights to proceed any legal action in accordance with this agreement, unless mutually agreed by both parties.
8.2.	When the landlord decides sell the leased office, tenant waives the right of first refusal.

9.	Breach of this Agreement and Compensation

9.1.	Tenant shall compensate landlord at full cost for any damage of the equipment and facilities provided by landlord to tenant. Tenant shall also compensate all related indirect cost.
9.2.	Tenant is deemed breaching this agreement if tenant fails to pay the rent, deposit and other fee on time in accordance with this agreement and any other agreed supplemental clauses. Landlord reserves the right to charge late payment penalty during the overdue period. If the overdue period is less than 7 days, 1% late payment penalty per day is applied on the overdue amount; If the overdue is more than 7 days but less than 10 days, an additional 2% late payment penalty per day is applied on the overdue amount; If the overdue is more than 10 days, landlord reserves the right to seize the leased office and all properties remain in the leased office within 24 hours. If tenant fails to pay 2 days after the seizure, it is deemed as tenant voluntarily surrender all his/her rights in this agreement and the title right of all the properties remain in the leased office, which landlord reserves the right to terminate this agreement, clear the leased office, dispose all properties remain in the leased office, enter a new lease with others, and seek compensation from tenant. Tenant is responsible for his/her loss as a result of this clause.
9.3.	Tenant’s business activities should comply with the law of People Republic of China. Tenant’s business scope should fall under the business scope of his/her business registration. Tenant is deemed breaching this agreement if tenant violates the above or being penalised by the respective commercial bureau or police, landlord reserves the right to unilaterally terminate this agreement and seek compensation for the reputation damage and financial loss of Poly Building.
9.4.	Landlord is not responsible for tenant’s violation of law and regulation and his/her corresponding penalty. Landlord reserves the right to seek compensation for his/her reputation damage and financial loss as a result of tenant’s law violation.

9.5.	Other the above, if tenant breaches the responsibilities in this agreement or any other agreed supplemental clause or provide any false or misleading claim in this agreement, tenant is deemed breaching this agreement. Landlord reserves the right to request tenant to provide remediation to rectify the breach in order to continue this agreement. If tenant fails to provide effective remediation within 3 days after tenant’s written request, tenant shall use all its deposit as the payment for breaching fee. In the event the breaching fee cannot cover landlord’s loss, tenant should be responsible for the remaining amount. Such loss includes but not limited to direct loss, indirect loss, legal fee, litigation / arbitration fee. Landlord reserves the right to unilaterally terminate this agreement under this condition, where such unilaterally termination does not affect the obligation of tenant to pay the remaining amount of the breaching fee as mentioned above.
9.6.	In the event landlord cannot continue its operation as a result of force majeure or government action, this agreement is terminated automatically.

10.	Damage

10.1.	Landlord is not responsible for any loss if tenant requests and assigns landlord to get custodied / keep its property which the property is lost or damaged, whereas the loss or damage is not incurred by landlord. Tenant shall be liable for compensation for personal injury or property loss caused by tenant, staff or personnel related to tenant, to other tenants or personnel of the building, as well as for personal injury or property loss as a result of renovation or modification work. Tenant is also responsible for his/her staff’s intentional infringement. Damages caused by any hidden defects in the leased office shall be dealt with in accordance with respective law and regulations.
10.2.	In the event there are fire or other accidents in the building or the leased office, or there are any damages to the facility and equipment provided in the leased office, tenant should notify landlord immediately, and has the responsibility to prevent such damage and loss being increased further.
10.3.	Tenant undertakes the safety and compensation responsibility for the damage incurred and the subsequent consequence of such damage in the leased office.

11.	Landlord’s authorised representative

11.1.	Landlord authorises its office department as its authorised representative and the office department shall be responsible on daily management and service.

12.	Notice

12.1.	All notices should be in written. Any invoice, receipt, declaration or notification if delivered by registered post, express post to the leased office (the corresponding address below) or to tenant’s business registration’s address, or by email to the address below, or by hand, is deemed to be delivered. Invoices, debit or credit notes, receipts between parties can be delivered to the respective finance department or designated finance personnel. Delivery is deemed to be delivered if the delivery is made to the contact below:

Landlord

Contact Address: Poly Building, No.14, Dongzhimen South St, Dongcheng District,

Beijing, China

Contact Number: 01065001188 – 5681

Email: xsggb@polyhotel.com

Tenant

Contact Address: Room 1068, Floor 10, Building 4, No.14, South St, Dongmen,

Dongcheng District, Beijing

Contact Number: 01065084545

Email: stella.ye1019@163.com

Attention: Ms Ye Hung

13.	Effective of this Agreement and Others

13.1.	All appendix in this agreement forms part of the entire agreement, including but not limited to tenant’s business registration and photocopies, valid proof of identity (Identity card) of office personnel’s photocopy.
13.2.	Any amendments of this agreement shall be effective only with mutual consent in writing.
13.3.	This agreement consists of 2 copies, with each copy maintained by each party. Both copies have the same legal enforceability.
13.4.	This agreement becomes effective on the date upon the stamp and signatory of legal representative of both parties.

14.	Landlord’s RMB bank account:
Company Name: Poly Building Limited
Address: No.14, Dongzhimen South St, Dongcheng District, Beijing
Bank: China Citic Bank Beijing Branch
Account Number: 7110310182400010853
Bank Code: 302100011106

15.	Supplemental Clauses

15.1.	This agreement is governed by the law of People Republic of China.
15.2.	Any disputes of this agreement shall be submitted to the People’s Court of Dongcheng District, Beijing.

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Landlord: Poly Building Limited	Tenant: BioLingus Beijing
Address: No.14, Dongzhimen South St, Dongcheng District, Beijing	Address: Room 1068, Floor 10, Building 4, No.14, South St, Dongmen, Dongcheng District, Beijing Phone Number: 01065084545